UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2020

GULFPORT ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 Quail Springs Parkway Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 252-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GPOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On July 16, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 12, 2020. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

The Company’s stockholders elected David M. Wood, Alvin Bledsoe, Deborah G. Adams, Samantha Holroyd, Valerie Jochen, C. Doug Johnson, Ben T. Morris and John W. Somerhalder II to serve as the Company’s directors until the 2021 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
David M. Wood	103,161,598	1,618,378	424,244	24,816,637
Alvin Bledsoe	103,545,069	1,235,008	424,144	24,816,637
Deborah G. Adams	103,136,651	1,646,787	420,783	24,816,637
Samantha Holroyd	103,687,477	1,082,775	433,968	24,816,637
Valerie Jochen	103,670,859	1,107,328	426,034	24,816,637
C. Doug Johnson	79,601,210	25,177,710	425,300	24,816,637
Ben T. Morris	78,880,216	25,895,134	428,869	24,816,637
John W. Somerhalder II	102,472,322	2,300,335	431,562	24,816,637

Proposal 2

The Company’s stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
78,061,063	26,389,978	753,179	24,816,637

Proposal 3

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
127,245,883	2,634,256	140,718	—

Proposal 4

The Company’s stockholders approved, on an advisory, non-binding basis, the continuation of the Company’s Tax Benefits Preservation Plan dated April 30, 2020. The results of the vote on Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Votes
92,834,144	12,205,312	164,763	24,816,637

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: July 20, 2020	By:	/s/ Patrick K. Craine
Patrick K. Craine
General Counsel and Corporate Secretary

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